Exhibit 10.2

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED FOR RESALE WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ISSUER MAY BE REQUIRED IN CONNECTION WITH ANY SUCH UNREGISTERED RESALE (OTHER THAN PURSUANT TO RULE 144 OF THE SECURITIES ACT). NOTWITHSTANDING THE FOREGOING, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES PROVIDED THAT ANY EXERCISE OF ANY RIGHTS BY ANY SECURED PARTY SHALL COMPLY WITH THESE LEGEND REQUIREMENTS.

THIS WARRANT DOES NOT REQUIRE PHYSICAL SURRENDER OF THE WARRANT IN THE EVENT OF A PARTIAL EXERCISE. AS A RESULT, FOLLOWING ANY EXERCISE OF ANY PORTION OF THIS WARRANT, THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH THIS WARRANT MAY BE EXERCISED MAY BE LESS THAN THE NUMBER OF SHARES SET FORTH BELOW.

Warrant No. 26

NEXAIRA WIRELESS INC.

WARRANT TO PURCHASE COMMON STOCK

Date of Issuance: March 21, 2011 (“Issuance Date”)

Nexaira Wireless Inc., a Nevada corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GEMINI MASTER FUND, LTD., the registered holder hereof or its permitted assigns (the “Holder”), is entitled to purchase from the Company up to a total of 333,333 shares (“Warrant Shares”) of the Company’s Common Stock at an exercise price equal to $0.15 per share (as may be adjusted from time to time as provided herein, the “Exercise Price”) at any time during the period (“Exercise Period”) commencing on the Issuance Date and ending on and including the date which is three (3) years following the Issuance Date (“Expiration Date”), subject to the terms and conditions set forth herein. The Holder’s Maximum Ownership Percentage is 4.9% (which may be changed only as specified in PST Document WAR, as defined below).

1.	Incorporation by Reference; Definitions.

(a)

Warrant Series. This Warrant to Purchase Common Stock (“Warrant”) is issued pursuant to that certain Amendment Agreement dated on or about the date hereof by and between the Company and the Holder (the “Amendment Agreement”), which extends the maturity date of a Note issued to the Holder pursuant to that certain Securities Purchase Agreement dated as of August 20, 2011 by and between the Company and the Holder (the “Securities Purchase Agreement”).

(b)

Incorporation. This Warrant incorporates by reference, as if set forth herein in its entirety and including without limitation all terms, conditions and provisions set forth therein, the PipeFund Services Organization Standard Transaction Document labeled WAR 8-10 (Standard Warrant Terms) available and accessible at www.pipefund.com (“PST Document WAR”); provided, however, that to the extent any of the terms, conditions or provisions of this Warrant (without such incorporation) contradict or conflict with the terms, conditions or provisions of PST Document WAR, this Warrant shall control.

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(c)

Defined Terms. Each initially capitalized term used herein and not otherwise defined herein shall have the meaning ascribed thereto in PST Document WAR, the Amendment Agreement or the Securities Purchase Agreement (including without limitation definitions incorporated therein by reference to PST Document GTC or by reference indirectly to PST Document DEF, each a PipeFund Standard Transaction Document available and accessible at www.pipefund.com).

2.	Specific/Additional Terms.

(a)

This Warrant shall have Cashless Exercise at all times during which there is not an effective Registration Statement covering the resale of all Warrant Shares by the Holder, which Registration Statement is not subject to any suspension or stop order and contains a Prospectus therein that is current and available for use by the Holder and not subject to any blackout or similar circumstance.

(b)	Section 2.4 (Automatic Exercise upon Expiration) of PST Document WAR is hereby deleted.

(c)	Section 3.1(e) (Securities Issuances) of PST Document WAR is hereby intentionally omitted.

(d)	The form of Exercise Notice is set forth as Exhibit A attached hereto (which includes a representation as to the Holder being an “accredited investor” upon a cash exercise hereof).

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set forth above.

NEXAIRA WIRELESS INC.

By:	“Ralph Proceviat”
Name:	Ralph F. Proceviat
Title:	Chief Financial Officer

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EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY REGISTERED HOLDER TO EXERCISE RIGHT TO PURCHASE SHARES OF COMMON STOCK UNDER WARRANT REFERENCED BELOW

Nexaira Wireless Inc.
#1404 – 510 West Hastings Street
Vancouver, BC V6B 1L8
Fax: Ralph Proceviat, CFO
Facsimile: 604-682-1044
E-Mail: rproceviat@nexaira.com

The undersigned is the Holder of a Warrant (“Warrant”) issued by Nexaira Wireless Inc., a Nevada corporation (“Company”) on or about ________________ originally entitling the holder thereof to purchase up to _____________ shares of Common Stock (“Warrant Shares”). Each initially capitalized term used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Warrant.

1.	Current Holding: The Warrant is currently exercisable to purchase a total of ____________________ Warrant Shares.

2.	Exercise: The undersigned Holder hereby exercises its right to purchase ____________________ Warrant Shares pursuant to the Warrant.

3.	Form of Payment: The Holder shall make payment of the Exercise Price as follows (check one):

[ ]	in lawful money of the United States, and represents and warrants that it is an “accredited investor” as defined in Rule 501 of Regulation D, as amended, under the Securities Act; or

[ ]	“Cashless Exercise” (if permitted under, and in accordance with, the terms of the Warrant).

4.

Payment of Exercise Price: In the event that the Holder has elected a cash exercise above, the Holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

5.

Delivery of Warrant Shares: Pursuant to this exercise, the Company shall deliver the applicable number of Warrant Shares issuable upon exercise hereof in accordance with the terms of the Warrant as follows:

If stock certificates are to be issued, to the following address:	If DWAC is permissible, to the following brokerage account:

Broker:
DTC No.:
Acct. Name:
For Further Credit (if applicable):

6.

Beneficial Ownership Limitation: The Holder hereby represents that, after giving effect to the exercise provided for in this Exercise Notice, the Holder Group will not beneficially own a number of shares of Common Stock which exceeds the Holder’s Maximum Ownership Percentage of the total outstanding shares of Common Stock as determined pursuant to the provisions of the Warrant.

Dated: _______________, 20___
(Print Name of Holder)

By/Sign:
Print Name:
Print Title:

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